UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On May 19, 2022, The Manitowoc Company, Inc. (the “Company”) and certain subsidiaries of the Company entered into Amendment No. 2 to Credit Agreement (the “Amendment”), with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”), which further amended that certain Credit Agreement, dated as of March 25, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 17, 2021, the “Existing Credit Agreement” and, as amended by the Amendment, the “Amended Credit Agreement”), by and among the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and the Agent.

The Amendment amends the Existing Credit Agreement to, among other things, (i) extend the maturity date of the Amended Credit Agreement to a date that is five years from the date of the Amendment (subject to a springing maturity date of December 30, 2025 if the Company’s senior secured second lien notes due on April 1, 2026 with annual coupon rate of 9.000% have not been repaid in full or refinanced prior to December 30, 2025), (ii) permit the inclusion, subject to certain limitations, of the crane rental assets of certain subsidiaries, in the borrowing base used to calculate availability under the Amended Credit Agreement, (iii) permit separate financing of crane rental fleets not included in the borrowing base and (iv) replace U.S. dollar LIBOR with SOFR-based interest rates.

Incorporation by Reference

The foregoing description of the Amendment and related matters does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference under this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1

Amendment No. 2 to Credit Agreement, dated as of May 19, 2022, among The Manitowoc Company, Inc., the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)
Date:	May 20, 2022	By:	/s/ Brian P. Regan
Brian P. Regan Executive Vice President & Chief Financial Officer